EXHIBIT A

AGREEMENT

Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of Common Stock of Gritstone bio, Inc.

Date: February 14, 2023	FRAZIER HEALTHCARE VII, L.P.
By FHM VII, L.P., its general partner
By FHM VII, L.L.C., its general partner

	By:	/s/ Steve R. Bailey
Steve R. Bailey, Chief Financial Officer

Date: February 14, 2023	FRAZIER HEALTHCARE VII-A, L.P.
By FHM VII, L.P., its general partner
By FHM VII, L.L.C., its general partner

	By:	/s/ Steve R. Bailey
Steve R. Bailey, Chief Financial Officer

Date: February 14, 2023	FHM VII, L.P.
By FHM VII, L.L.C., its general partner

	By:	/s/ Steve R. Bailey
Steve R. Bailey, Chief Financial Officer

Date: February 14, 2023	FHM VII, L.L.C.

	By:	/s/ Steve R. Bailey
Steve R. Bailey, Chief Financial Officer

Date: February 14, 2023	FRAZIER LIFE SCIENCES PUBLIC FUND, L.P.
By: FHMLSP, L.P., its General Partner
By: FHMLSP, L.L.C., its General Partner

	By:	/s/ Steve R. Bailey
Steve R. Bailey, Chief Financial Officer

Date: February 14, 2023	FHMLSP, L.P.
By: FHMLSP, L.L.C., its General Partner

	By:	/s/ Steve R. Bailey
Steve R. Bailey, Chief Financial Officer

Date: February 14, 2023	FHMLSP, L.L.C.

	By:	/s/ Steve R. Bailey
Steve R. Bailey, Chief Financial Officer

Date: February 14, 2023	By:	/s/ James N. Topper
James N. Topper

Date: February 14, 2023	By:	/s/ Patrick J. Heron
Patrick J. Heron

Date: February 14, 2023	By:	/s/ Nader Naini
Nader Naini

Date: February 14, 2023	By:	/s/ Nathan Every
Nathan Every

Date: February 14, 2023	By:	/s/ Brian Morfitt
Brian Morfitt

Date: February 14, 2023	By:	/s/ Albert Cha
Albert Cha

Date: February 14, 2023	By:	/s/ James Brush
James Brush

Date: February 14, 2023	*By:	/s/ Steve R. Bailey
Steve R. Bailey, as Attorney-in-Fact

*	This Agreement was executed by Steve R. Bailey on behalf of the individuals listed above pursuant to a Power of Attorney, a copy of which was filed with the SEC on March 29, 2016.
**	This Agreement was executed by Steve R. Bailey on behalf of the individuals listed above pursuant to a Power of Attorney, a copy of which was filed with the SEC on August 16, 2021.